Exhibit 99.4

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-D

KEY PERFORMANCE FACTORS
October 31, 1996



        Expected B Maturity                         11/17/97


        Blended Coupon                               5.66013%



        Excess Protection Level
          3 Month Average   5.40%
            October, 1996   5.16%
            September, 1996   5.35%
            August, 1996   5.70%


        Cash Yield                                  16.74%


        Investor Charge Offs                         3.73%


        Base Rate                                    7.85%


        Over 35 Day Delinquency                      4.26%


        Seller's Interest                           13.91%


        Total Payment Rate                          12.45%


        Total Principal Balance                     $ 21,339,637,968.33


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 2,967,710,449.84